Filed pursuant to Rule 497(a)(1)
File No. 333-162592
Rule 482ad
Gladstone Capital Corporation Announces Preferred Stock Offering
MCLEAN, VA, October 24, 2011 – Gladstone Capital Corporation (Nasdaq: GLAD) (the “Company”) today announced that it plans to sell shares of its newly designated Series 2016 Term Preferred Stock (the “Preferred Stock”) in an underwritten public offering. The public offering price and other terms are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. Janney Montgomery Scott LLC is serving as the lead manager for the offering, and BB&T Capital Markets, a Division of Scott & Stringfellow, LLC, J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., Ladenburg Thalmann & Co. Inc. and Boenning & Scattergood, Inc. are serving as co-managers.
The Company intends to use the net proceeds from this offering to repay its existing indebtedness, including a portion of the outstanding balance of its line of credit.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated October 24, 2011 and the accompanying prospectus dated July 13, 2011, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.
The offering is being conducted as a public offering under the Company’s effective shelf registration statement filed with the Securities and Exchange Commission (File No. 333-162592). To obtain a copy of the prospectus and the preliminary prospectus supplement for this offering, please contact: Janney Montgomery Scott LLC, 60 State Street, Boston, MA 02109, Attention: Equity Syndicate Department or prospectus@janney.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
SOURCE Gladstone Capital Corporation
For further information contact Investor Relations at 703-287-5893.